UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                        -------------------------------

                                   FORM 8-K/A
                                (AMENDMENT NO. 1)

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 13, 2005


                             CATCHER HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

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           DELAWARE                 000-50299                  62-0201385
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(State or Other Jurisdiction of   (Commission               (I.R.S. Employer
        Incorporation)             File Number)           Identification Number)
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                             39526 CHARLESTOWN PIKE
                            HAMILTON, VIRGINIA 20158
          (Address of Principal Executive Offices, including zip code)

                                 (540) 882-3087
              (Registrant's telephone number, including area code)

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 13, 2005, the Company filed a report on Form 8-K disclosing that the Board of Directors (the "Board") of Catcher Holdings, Inc. approved the grant of restricted shares of the Company's Common Stock (the "Restricted Shares") outside of the Company's 2005 Stock Incentive Plan to Jeff Gilford, the Company's Chief Financial Officer, and Harry Casari, Clay Foushee, Jr., and Cathal Flynn, the non-employee members of the Board (the "Non-Employee Directors") to be effective on the first business day following the filing and effectiveness of a Registration Statement on Form S-8 to register the grant of the Restricted Shares. The Company elected to delay the date of the grants in order to obtain required state securities law approvals as well.

The Company hereby amends Item 1.01 of its report on Form 8-K filed on December 13, 2005 to correct the second paragraph as follows: "Each grant of the Restricted Shares was approved to be effective on March 14, 2006."

Except as set forth herein, no other changes are being made to the report on Form 8-K filed on December 13, 2005.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

    None.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CATCHER HOLDINGS, INC.


March 15, 2006                            By:      /s/ Charles Sander
                                          --------------------------------------
                                                     Charles Sander
                                           President and Chief Executive Officer